UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2016

General Mills, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-01185	41-0274440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Number One General Mills Boulevard, Minneapolis, Minnesota		55426-1347
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-764-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Report is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

On May 18, 2016, General Mills, Inc. (the "Company") terminated its (i) Five-Year Credit Agreement, dated as of April 16, 2012, as amended as of May 18, 2012 and September 19, 2014, among the Company, the several financial institutions from time to time party to the agreement, and JPMorgan Chase Bank, N.A., as Administrative Agent and (ii) Five-Year Credit Agreement, dated as of May 23, 2014, as amended as of September 19, 2014, among the Company, the several financial institutions from time to time party to the agreement, and JPMorgan Chase Bank, N.A., as Administrative Agent. The agreements were terminated in connection with the execution of the credit facility identified in Item 2.03 of this Report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 18, 2016, the Company entered into a five-year credit facility with an initial aggregate revolving commitment of $2.7 billion.

The terms and conditions of the credit facility are set forth in the Five-Year Credit Agreement, dated as of May 18, 2016 (the "Credit Agreement"), among the Company, the several financial institutions from time to time party to the agreement and Bank of America, N.A., as Administrative Agent. The credit facility contains several covenants, including a requirement to maintain a fixed charge coverage ratio of at least 2.5 times. The Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Five-Year Credit Agreement, dated as of May 18, 2016, among General Mills, Inc., the several financial institutions from time to time party to the agreement and Bank of America, N.A., as Administrative Agent.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Mills, Inc.

May 18, 2016	By:	Richard C. Allendorf

Name: Richard C. Allendorf
Title: Senior Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Five-Year Credit Agreement, dated as of May 18, 2016, among General Mills, Inc., the several financial institutions from time to time party to the agreement and Bank of America, N.A., as Administrative Agent.